Subsequent Event	12 Months Ended
Mar. 31, 2018
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Subsequent Event

(31) Subsequent Event

Acquisition of the Company’s Own Shares

The Board of Directors of the Company, at its meeting held on April 27, 2018, resolved that the Company will acquire its own shares pursuant to Article 459, Paragraph 1 of the Company Law and Article 33 of the Company’s Articles of Incorporation for the purpose, among others, of improving efficiency of its capital structure and implementing a flexible capital strategy.

Details of the acquisition are as follows: (a) class of shares to be acquired is shares of Common Stock, (b) total number of shares to be acquired is up to 18,000 thousand shares (1.0% of total number of issued shares (excluding treasury stock)), (c) total amount of shares to be acquired is up to ¥70,000 million, (d) the acquisition of its own shares will run from May 7, 2018 to December 31, 2018, and (e) the method of acquisition is to purchase the shares on the Tokyo Stock Exchange.